UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED

PARTNERSHIP

(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.

Restaurant Brands International Limited Partnership

226 Wyecroft Road

Oakville, Ontario L6K 3X7

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 7, 2018, Restaurant Brands International Inc. (the “Company”) held its 2018 Annual and Special Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the twelve (12) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2019 Annual Meeting of Shareholders or until his or her successor is elected or appointed, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2019 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration, (iv) approved an amendment to the Amended and Restated 2014 Omnibus Incentive Plan to increase the number of common shares available for issuance by 15,000,000 common shares, and (v) did not approve a shareholder proposal to issue an annual report to investors regarding supply chain impacts on deforestation. The voting results for each proposal are as follows:

Proposal 1: Election of the twelve (12) directors specifically named in the proxy statement, each to serve until the close of the 2019 Annual Meeting of Shareholders or until his or her successor is elected or appointed:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Alexandre Behring	362,831,260	18,672,638	14,465,459
Marc Caira	380,131,731	1,372,167	14,465,459
João M. Castro-Neves	381,290,671	213,227	14,465,459
Martin E. Franklin	374,861,122	6,642,777	14,465,458
Paul J. Fribourg	373,235,363	8,268,536	14,465,458
Neil Golden	380,707,097	796,801	14,465,459
Ali Hedayat	375,269,959	6,233,939	14,465,459
Golnar Khosrowshahi	381,265,941	237,957	14,465,459
Daniel S. Schwartz	380,465,454	1,038,445	14,465,458
Carlos Alberto Sicupira	370,699,386	10,804,513	14,465,458
Roberto Moses Thompson Motta	378,562,751	2,941,148	14,465,458
Alexandre Van Damme	372,042,050	9,461,849	14,465,458

Proposal 2: Approval, on an advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
366,896,660	14,029,889	577,342	14,465,466

Proposal 3: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2019 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
378,888,224	17,081,133	0

Proposal 4: Approval of an amendment to the Amended and Restated 2014 Omnibus Incentive Plan to increase the number of common shares available for issuance by 15,000,000 common shares:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
292,666,269	88,837,625	0	14,465,463

Proposal 5: Consideration of a shareholder proposal to issue an annual report to shareholders regarding supply chain impacts on deforestation:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
72,790,317	307,933,062	780,515	14,465,463

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

/s/ Jill Granat
Date: June 7, 2018	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary